Exhibit 99.1

CONTACT:

Brainerd Communicators

Ray Yeung (Media)

yeung@braincomm.com

Corey Kinger (Investors)

kinger@braincomm.com

212.986.6667

CARTESIAN ANNOUNCES STRATEGIC ALLIANCE AND

INVESTMENT BY ELUTIONS, INC.

– Strategic Partnership to Develop and Deliver Elutions’ Smart Building Solution –

Overland Park, KS – February 25, 2014 – Cartesian, formerly known as TMNG Global (Nasdaq: TMNG), a premier provider of professional services and technology solutions to leaders in the communications, digital media, and technology industries, announced that it has entered into a commercial partnership and an investment agreement with Elutions, Inc., a provider of operational business intelligence solutions that significantly improve energy efficiency, asset performance and workforce productivity. Through the partnership, Cartesian is positioned to help its North American and European clients drive significant energy and operational savings through implementing Elutions’ proven Smart Buildings and Smart Assets solutions in combination with Cartesian’s managed solutions capabilities.

“Aligning with key partners who can help leverage Cartesian’s core capabilities, expertise and relationships into attractive new market applications is an important element of the growth strategy we have articulated to our shareholders. Elutions is a perfect fit for our objectives as a leader in a category that is increasingly in focus for many of our clients: reducing their total energy cost structure,” said Donald Klumb, CEO of Cartesian. “We are looking forward to working with the Elutions team, and together we see great opportunities to increase scale and accelerate growth in a way that we believe will be accretive to the enterprise value of Cartesian. We are especially pleased to welcome them as strategic investors in Cartesian, which we view as strong validation of our capabilities and a firm commitment to the success of our partnership.”

“Cartesian’s client relationships, service delivery capability and TMT sector experience combined with our technology and expertise enable us to bring real value to the sector. Our clients will see material, appreciable savings and operational improvements as a result of bringing our capabilities together, as we are already seeing in initial joint client proposals,” said Dominic Jones, Chief Commercial Officer of Elutions. “We see significant long-term potential for our partnership, as demonstrated by our investment in Cartesian that cements both our relationship and our strategic intent to develop this market together.”

Elutions’ Maestro platform is currently deployed in nearly 5,000 facilities worldwide and is experiencing rapid growth. Elutions delivers fully automated real-time control of energy consuming assets, generating a significant reduction in energy consumption and associated cost. Elutions’ Maestro platform is capable of providing optimization in a wide range of facility types, including data centers, switch sites, headends, cell sites, and general and administrative offices. Additional information is available at: http://www.cartesian.com/Smart-Buildings.

Klumb added, “The five-year investment agreement with Elutions is central to the partnership and is structured to provide significant upside potential to shareholders of Cartesian. The investment includes an up-front commitment to Cartesian in the form of an immediate equity purchase at a premium to our recent stock price, and additional commitment in the form of a capital- and tax-efficient note-warrant combination. Finally and most significantly, Elutions will participate in additional value jointly created by the two firms through warrants tied to revenues generated together, further incentivizing both parties to drive the success of the partnership.”

Under the investment agreement, Cartesian will: (1) issue and sell 609,756 shares of common stock to Elutions at a price of $3.28 per share, for an aggregate purchase price of $2 million, (2) have its U.K. subsidiary, Cartesian Limited, issue a non-convertible promissory note payable to a European subsidiary of Elutions’ in the amount of $3.3 million (in equivalent Great Britain Pounds Sterling) in conjunction with Cartesian (U.S.) issuing to Elutions a common stock purchase warrant related to the note for the purchase of 996,544 shares of Common Stock at $3.28 per share, and (3) issue to Elutions a common stock purchase warrant pursuant to which Elutions can earn the right to purchase up to 3.4 million shares of Cartesian stock at prices ranging from $3.85 per share to $4.85 per share based on Cartesian's financial results related to certain client contracts obtained jointly by Cartesian and Elutions. Additional details regarding this transaction and its related agreements are contained in the Current Report on Form 8-K filed by Cartesian today with the SEC. As described in the Form 8-K, certain provisions in the investment agreement and related documents are subject to stockholder approval under the rules of Nasdaq, and will be presented to stockholders for approval at the 2014 annual meeting of stockholders. The closing of the investment transaction is subject to customary closing conditions. Cartesian currently expects the closing to occur in mid-March.

During its earnings call to discuss fourth quarter and full year 2013 financial results, Cartesian will also discuss its commercial partnership and investment agreement with Elutions. The conference call will be held on Thursday, February 27, 2014 at 5:00 p.m. ET. The call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

To participate on the live call, investors should dial 877-317-6789 in the United States or 412-317-6789 from international locations and reference the Cartesian call approximately ten minutes prior to the start time. In addition, the call will be available via live webcast over the Internet on the "Investor Relations" portion of Cartesian’s corporate website, www.cartesian.com. Investors should go to the Web site approximately 10 minutes prior to the start time of the call to register.

A webcast archive of the call will be available at www.cartesian.com for 90 days. Additionally, a replay of the call will be available by dialing 877-344-7529, passcode 10041466, through March 6, 2014.

About Cartesian

Cartesian is the trading name of TMNG Global (NASDAQ: TMNG), a premier provider of professional services and technology solutions to leaders in the communications, digital media, and technology industries. Cartesian, incorporating the brands formerly known as TMNG Global and CSMG, provides professional services in strategy, execution and managed solutions to clients worldwide. The company has offices in Boston, Kansas City, London, New York and Washington. For more information about the company and its services, visit www.cartesian.com.

About Elutions, Inc.

Elutions, Inc. is a strategic global provider of Operational Business Intelligence Solutions that significantly improve energy efficiency, asset performance and workforce productivity. Elutions is headquartered in Tampa, Florida with offices in Waukesha, Wisconsin and Lyon, France with an international market leading presence as the premier provider of web-based, turnkey Enterprise Solutions that dramatically improve energy efficiency, reduce carbon emissions, and optimize energy asset performance. Elutions provides Operational Business Intelligence Solutions across multiple vertical markets that empower business process improvement. Elutions’ innovative systems and solutions include web-enabled application software, wireless & wireline networking hardware, energy management bureau services, and engineering and integration services. Elutions serves multiple-site type, enterprise clients and enables them to manage and monitor energy and assets via the Internet, in real-time, anywhere in the world.

Cautionary Statement Regarding Forward Looking Information

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company’s future business, financial condition and results of operations. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the Company's ability to successfully complete and implement the proposed strategic relationship; the Company's ability to close the transactions contemplated by the investment agreement; conditions in the telecommunications industry, overall economic and business conditions (including the current economic slowdown), the demand for the Company’s services (including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this press release and in The Management Network Group’s (d/b/a Cartesian) filings with the Securities and Exchange Commission, including the risks described in its periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended December 29, 2012 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. Any forward-looking statements made in this release speak only as of the date of this release. The Company does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

Where to Find Additional Information

The Company plans to file with the SEC a proxy statement for its 2014 annual meeting of stockholders that will include a proposal relating to the proposed transaction with Elutions, Inc. ("Annual Meeting Proxy Statement"). The Annual Meeting Proxy Statement will contain important information about the Company, the proposed transaction with Elutions, Inc. and related matters. Investors and stockholders are urged to read the Annual Meeting Proxy Statement carefully when it is available. The Annual Meeting Proxy Statement and any other relevant documents (when they become available) may be obtained free of charge at the SEC's web site at www.sec.gov and at the Company's web site at www.cartesian.com or by directing a written request to: The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, attention Corporate Secretary.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed approval of certain agreements and transactions with Elutions, Inc. Information about the executive officers and directors of the Company and their ownership of the Company's common stock is set forth in the Company's proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 29, 2013, and in the Company's periodic and current reports and in statements of changes in beneficial ownership subsequently filed with the SEC, which are available free of charge as described in the preceding paragraph. The Company will provide more information about these potential participants in the Annual Meeting Proxy Statement and other relevant documents which may be filed with the SEC.

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